Exhibit 10.25

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE HONEST COMPANY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT SIX

TO THE LOGISTICS SERVICES AGREEMENT

This AMENDMENT SIX TO THE LOGISTICS SERVICES AGREEMENT (the “Amendment”) dated as of the 3rd day of Jan, 2017 is by and between The Honest Company, Inc. (“Client”) and Geodis Logistics, LLC (“GEODIS”).

RECITALS:

A. Client and GEODIS executed that certain Logistics Services Agreement dated January 31, 2014 (the “Agreement”); and

B. The parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Client and GEODIS agree to amend the Agreement as follows:

1.	Section 12- Notification shall be revised as follows:

To Geodis: [***]

2.	The parties agree that the Term for the Rialto facility will be extended to January 27, 2018.

3.	Effective January 1, 2017, Exhibit B—Rates shall be amended with the addition of the attached pricing table for Rialto, CA.

4.

Any capitalized terms not defined herein shall have the meanings set forth in the Agreement. Except as provided herein, the Agreement shall remain unchanged and in full force and effect in accordance with its terms. It is specifically understood and agreed that the foregoing shall not be deemed to be a waiver or amendment of any other provision of the Agreement or any of GEODIS’s rights or remedies under the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

The Honest Company, Inc.		GEODIS LOGISTICS LLC

Name:	/s/ William Ashton	Name:	/s/ Mike Honious
Title:	SVP Operations	Title:	COO

Date:	1-3-2017	Date:	1-4-2017

Exhibit B – Rates

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